UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 24, 2005

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-2578	OHIO EDISON COMPANY	34-0437786
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-2323	THE CLEVELAND ELECTRIC ILLUMINATING COMPANY	34-0150020
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-3583	THE TOLEDO EDISON COMPANY	34-4375005
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-3491	PENNSYLVANIA POWER COMPANY	25-0718810
(A Pennsylvania Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 24, 2005, Ohio Edison Company (OE), The Cleveland Electric Illuminating Company (CEI), The Toledo Edison Company (TE) and Pennsylvania Power Company (Penn, and together with OE, CEI and TE, the Utility Subsidiaries), certain operating utility subsidiaries of FirstEnergy Corp., completed an intra-system transfer of fossil and hydroelectric (non-nuclear) generation assets to FirstEnergy Generation Corp. (FGCO). The asset transfers were consummated pursuant to the separate Purchase and Sale Agreements (Fossil PSAs) entered into with FGCO on May 13, 2005, in the case of Penn, and on May 18, 2005, in the case of OE, CEI and TE, as previously disclosed on Form 8-K filed with the Securities and Exchange Commission on May 19, 2005 (May Form 8-K).

FGCO is a wholly owned subsidiary of FirstEnergy Solutions Corp. (FES). FES, a wholly owned subsidiary of FirstEnergy, provides energy-related products and services, and through FGCO, operates FirstEnergy's non-nuclear generating facilities. Prior to the asset transfer, FGCO leased the non-nuclear plants from the Utility Subsidiaries under a Master Facility Lease, dated as of January 1, 2001 (Master Lease).

Pursuant to FGCO's purchase option under the Master Lease, FGCO purchased each Utility Subsidiary's interest in currently operating non-nuclear generating units at the per unit prices specified in the Master Lease for an aggregate purchase price of approximately $1.6 billion (OE - $980 million; CEI - $389 million; TE - $88 million; Penn - $125 million). In accordance with the Fossil PSAs, FGCO also assumed certain assets and liabilities relating to the purchased units. The Fossil PSAs do not transfer the respective leasehold interests of CEI and TE in certain units under existing sale and leaseback arrangements. As consideration, FGCO delivered to each Utility Subsidiary a promissory note that is secured by a lien on the units purchased, bears interest at a rate per annum based on the weighted cost of long-term debt of such Utility Subsidiary (OE - 3.98%; CEI - 5.99%; TE - 4.38%; Penn 5.39%) and matures twenty years after the date of issuance. FGCO may pre-pay a portion of each promissory note through the refunding from time to time of outstanding pollution control debt of the applicable Utility Subsidiary. The timing of any refunding will be subject to market conditions and other factors.

Item 7.01 Regulation FD Disclosure

The disclosure in this document regarding the intra-system transfers of nuclear and non-nuclear generation assets with respect to FirstEnergy Corp. is being furnished hereunder.

Item 8.01 Other Events

Consummation of the agreements to transfer FirstEnergy's nuclear generation assets from the Utility Subsidiaries to FirstEnergy Nuclear Generation Corp. (NGC), as previously disclosed in the May Form 8-K remains subject to significant regulatory approvals. FirstEnergy currently anticipates completion of the intra-system transfer of nuclear generation assets at book value by the end of 2005; therefore, those transactions are also included in the pro forma financial statements.

Item 9.01 Financial Statements and Exhibits

(b) Pro forma financial information

The following unaudited financial statements reflect the pro forma impact on each Utility Subsidiary of the completed and probable intra-system generation asset transfers, discussed in Items 2.01, 7.01 and 8.01 above. The unaudited Pro Forma Consolidated Balance Sheets as of June 30, 2005 depict the impact of the asset transfers as if the transactions had occurred on June 30, 2005. The unaudited Pro Forma Consolidated Statements of Income for the six month period ended June 30, 2005 and for the year ended December 31, 2004 depict the pro forma impact of the asset transfers as if the transactions had occurred on January 1, 2004. The pro forma financial statements have been prepared for comparative purposes only and do not purport to be indicative of future results of operations or financial condition.

Combined Explanatory Notes for the Pro Forma Consolidated Statements of Income

a.	The elimination of operating revenues from the lease rental of non-nuclear generation assets to FGCO.
b.	The elimination of depreciation expense on non-nuclear generation assets.
c.	The elimination of property tax expense on non-nuclear generation assets.
d.	The addition of interest income on the new associated company note receivable from FGCO for the transfer of non-nuclear generation net assets.
e.	The elimination of wholesale revenues from the sale of nuclear generation to FES.
f.	The elimination of fuel expense related to nuclear generation assets.
g.	The elimination of operating costs related to nuclear generation assets.
h.	The elimination of depreciation expense and asset retirement obligation accretion related to nuclear generation assets.
i.	The elimination of property tax expense on nuclear generation assets.
j.	The elimination of earnings on nuclear decommissioning trusts.
k.	The addition of interest income on the new associated company note receivable from NGC for the transfer of nuclear generation assets.
l.	The elimination of interest expense on pollution control revenue bonds to be transferred with the disposition of nuclear generation assets.
m.	The elimination of the allowance for borrowed funds used during construction on nuclear capital expenditures.
n.	The reduction of interest expense on associated company money pool debt resulting from the utilization of NGC's initial payment on the new associated company note receivable.
o.	To reclassify the reversal of the lease market valuation liability from nuclear operating costs to purchased power.
p.	The income tax effect of the pro forma adjustments at a composite tax rate of approximately 41%.

OHIO EDISON COMPANY

PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
for the year ended December 31, 2004
(Unaudited)
		Non-Nuclear			Nuclear
	As Reported	Adjustments		Pro Forma	Adjustments		Pro Forma
	(In thousands)

OPERATING REVENUES	$2,945,583	$(177,774)	a	$2,767,809	$(332,574)	e	$2,435,235

OPERATING EXPENSES AND TAXES:
Fuel	56,560			56,560	(45,050)	f	11,510
Purchased power	970,670			970,670			970,670
Nuclear operating costs	375,309			375,309	(191,657)	g	183,652
Other operating costs	336,772			336,772			336,772
Provision for depreciation	122,413	(53,933)	b	68,480	(11,783)	h	56,697
Amortization of regulatory assets	411,326			411,326			411,326
Deferral of new regulatory assets	(100,633)			(100,633)			(100,633)
General taxes	180,523	(7,319)	c	173,204	(6,905)	i	166,299
Income taxes	257,114	(48,205)	p	208,909	(30,922)	p	177,987
Total operating expenses and taxes	2,610,054	(109,457)		2,500,597	(286,317)		2,214,280

OPERATING INCOME	335,529	(68,317)		267,212	(46,257)		220,955

					(9,509)	j
					7,833	k
OTHER INCOME (net of income taxes)	74,077	20,305	d	94,382	(1,676)		92,706

NET INTEREST CHARGES:
Interest on long-term debt	59,465			59,465	(8,685)	l	50,780
Allowance for borrowed funds used during construction	(7,211)			(7,211)	6,160	m	(1,051)
Other interest expense	12,026			12,026			12,026
Subsidiary's preferred stock dividend requirements	2,560			2,560			2,560
Net interest charges	66,840	-		66,840	(2,525)		64,315

NET INCOME	342,766	(48,012)		294,754	(45,408)		249,346

PREFERRED STOCK DIVIDEND REQUIREMENTS	2,502			2,502			2,502

EARNINGS ON COMMON STOCK	$340,264	$(48,012)		$292,252	$(45,408)		$246,844

OHIO EDISON COMPANY

PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
for the six month period ended June 30, 2005
(Unaudited)
		Non-Nuclear			Nuclear
	As Reported	Adjustments		Pro Forma	Adjustments		Pro Forma
	(In thousands)

OPERATING REVENUES	$1,442,970	$(88,666)	a	$1,354,304	$(138,038)	e	$1,216,266

OPERATING EXPENSES AND TAXES:
Fuel	23,922			23,922	(20,075)	f	3,847
Purchased power	474,097			474,097			474,097
Nuclear operating costs	188,260			188,260	(88,299)	g	99,961
Other operating costs	178,768			178,768			178,768
Provision for depreciation	57,706	(20,479)	b	37,227	(6,500)	h	30,727
Amortization of regulatory assets	221,441			221,441			221,441
Deferral of new regulatory assets	(63,821)			(63,821)			(63,821)
General taxes	94,121	(3,439)	c	90,682	(3,084)	i	87,598
Income taxes	146,164	(26,786)	p	119,378	(8,252)	p	111,126
Total operating expenses and taxes	1,320,658	(50,704)		1,269,954	(126,210)		1,143,744

OPERATING INCOME	122,312	(37,962)		84,350	(11,828)		72,522

					(3,677)	j
					3,916	k
OTHER INCOME (net of income taxes)	17,283	10,153	d	27,436	239		27,675

NET INTEREST CHARGES:
Interest on long-term debt	31,341			31,341	(4,342)	l	26,999
Allowance for borrowed funds used during construction	(5,241)			(5,241)	4,154	m	(1,087)
Other interest expense	8,264			8,264			8,264
Subsidiary's preferred stock dividend requirements	1,378			1,378			1,378
Net interest charges	35,742	-		35,742	(188)		35,554

NET INCOME	103,853	(27,809)		76,044	(11,401)		64,643

PREFERRED STOCK DIVIDEND REQUIREMENTS	1,317			1,317			1,317

EARNINGS ON COMMON STOCK	$102,536	$(27,809)		$74,727	$(11,401)		$63,326

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
for the year ended December 31, 2004
(Unaudited)
		Non-Nuclear			Nuclear
	As Reported	Adjustments		Pro Forma	Adjustments		Pro Forma
	(In thousands)

OPERATING REVENUES	$1,808,485	$(59,365)	a	$1,749,120	$(255,901)	e	$1,493,219

OPERATING EXPENSES AND TAXES:
Fuel	78,072			78,072	(36,698)	f	41,374
Purchased power	543,949			543,949	(31,200)	o	512,749
Nuclear operating costs	117,091			117,091	(117,091)	g	-
Other operating costs	272,303			272,303			272,303
Provision for depreciation	131,854	(30,920)	b	100,934	(37,103)	h	63,831
Amortization of regulatory assets	196,501			196,501			196,501
Deferral of new regulatory assets	(117,466)			(117,466)			(117,466)
General taxes	146,276	(8,255)	c	138,021	(9,337)	i	128,684
Income taxes	111,996	(8,332)	p	103,664	(8,670)	p	94,994
Total operating expenses and taxes	1,480,576	(47,507)		1,433,069	(240,099)		1,192,970

OPERATING INCOME	327,909	(11,858)		316,051	(15,802)		300,249

					(12,364)	j
					14,675	k
OTHER INCOME (net of income taxes)	42,190	12,519	d	54,709	2,311		57,020

NET INTEREST CHARGES:
Interest on long-term debt	120,058			120,058			120,058
Allowance for borrowed funds used during construction	(5,110)			(5,110)	2,583	m	(2,527)
Other interest expense	18,620			18,620	(6,046)	n	12,574
Net interest charges	133,568	-		133,568	(3,463)		130,105

NET INCOME	236,531	661		237,192	(10,028)		227,164

PREFERRED STOCK DIVIDEND REQUIREMENTS	7,008			7,008			7,008

EARNINGS ON COMMON STOCK	$229,523	$661		$230,184	$(10,028)		$220,156

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
for the six month period ended June 30, 2005
(Unaudited)
		Non-Nuclear			Nuclear
	As Reported	Adjustments		Pro Forma	Adjustments		Pro Forma
	(In thousands)

OPERATING REVENUES	$881,920	$(29,281)	a	$852,639	$(95,282)	e	$757,357

OPERATING EXPENSES AND TAXES:
Fuel	39,437			39,437	(14,000)	f	25,437
Purchased power	281,726			281,726	(15,600)	o	266,126
Nuclear operating costs	95,513			95,513	(95,513)	g	-
Other operating costs	138,284			138,284			138,284
Provision for depreciation	64,502	(10,105)	b	54,397	(19,766)	h	34,631
Amortization of regulatory assets	109,042			109,042			109,042
Deferral of new regulatory assets	(65,989)			(65,989)			(65,989)
General taxes	75,492	(3,727)	c	71,765	(4,511)	i	67,254
Income taxes	39,611	(6,376)	p	33,235	23,161	p	56,396
Total operating expenses and taxes	777,618	(20,208)		757,410	(126,229)		631,181

OPERATING INCOME	104,302	(9,073)		95,229	30,947		126,176

					(2,776)	j
					7,338	k
OTHER INCOME (net of income taxes)	13,574	6,596	d	20,170	4,562		24,732

NET INTEREST CHARGES:
Interest on long-term debt	56,362			56,362			56,362
Allowance for borrowed funds used during construction	(883)			(883)	1,005	m	122
Other interest expense	8,256			8,256	(3,023)	n	5,233
Net interest charges	63,735	-		63,735	(2,018)		61,717

NET INCOME	54,141	(2,477)		51,664	37,527		89,191

PREFERRED STOCK DIVIDEND REQUIREMENTS	2,918			2,918			2,918

EARNINGS ON COMMON STOCK	$51,223	$(2,477)		$48,746	$37,527		$86,273

THE TOLEDO EDISON COMPANY

PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
for the year ended December 31, 2004
(Unaudited)
		Non-Nuclear			Nuclear
	As Reported	Adjustments		Pro Forma	Adjustments		Pro Forma
	(In thousands)

OPERATING REVENUES	$ 1,008,112	$ (14,988)	a	$ 993,124	$ (143,241)	e	$ 849,883

OPERATING EXPENSES AND TAXES:
Fuel	50,892			50,892	(20,051)	f	30,841
Purchased power	312,867			312,867			312,867
Nuclear operating costs	168,401			168,401	(91,444)	g	76,957
Other operating costs	152,879			152,879			152,879
Provision for depreciation	57,948	(5,245)	b	52,703	(24,926)	h	27,777
Amortization of regulatory assets	123,858			123,858			123,858
Deferral of new regulatory assets	(38,696)			(38,696)			(38,696)
General taxes	54,142	(3,261)	c	50,881	(5,034)	i	45,847
Income taxes	32,746	(2,675)	p	30,071	(63)	p	30,008
Total operating expenses and taxes	915,037	(11,181)		903,856	(141,518)		762,338

OPERATING INCOME	93,075	(3,807)		89,268	(1,723)		87,545

					(9,524)	j
					8,301	k
OTHER INCOME (net of income taxes)	22,951	1,834	d	24,785	(1,223)		23,562

NET INTEREST CHARGES:
Interest on long-term debt	27,153			27,153			27,153
Allowance for borrowed funds used during construction	(3,696)			(3,696)	1,941	m	(1,755)
Other interest expense	6,286			6,286	(3,575)	n	2,711
Net interest charges	29,743	-		29,743	(1,634)		28,109

NET INCOME	86,283	(1,973)		84,310	(1,312)		82,998

PREFERRED STOCK DIVIDEND REQUIREMENTS	8,844			8,844			8,844

EARNINGS ON COMMON STOCK	$77,439	$(1,973)		$75,466	$(1,312)		$74,154

THE TOLEDO EDISON COMPANY

PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
for the six month period ended June 30, 2005
(Unaudited)
		Non-Nuclear			Nuclear
	As Reported	Adjustments		Pro Forma	Adjustments		Pro Forma
	(In thousands)

OPERATING REVENUES	$500,864	$(7,258)	a	$493,606	$(57,870)	e	$435,736

OPERATING EXPENSES AND TAXES:
Fuel	26,973			26,973	(8,886)	f	18,087
Purchased power	152,456			152,456			152,456
Nuclear operating costs	105,852			105,852	(61,823)	g	44,029
Other operating costs	75,659			75,659			75,659
Provision for depreciation	29,889	(1,716)	b	28,173	(13,108)	h	15,065
Amortization of regulatory assets	68,096			68,096			68,096
Deferral of new regulatory assets	(22,094)			(22,094)			(22,094)
General taxes	27,801	(1,394)	c	26,407	(1,835)	i	24,572
Income taxes	23,849	(1,712)	p	22,137	12,772	p	34,909
Total operating expenses and taxes	488,481	(4,822)		483,659	(72,880)		410,779

OPERATING INCOME	12,383	(2,436)		9,947	15,010		24,957

					(2,371)	j
					4,150	k
OTHER INCOME (net of income taxes)	5,890	917	d	6,807	1,779		8,586

NET INTEREST CHARGES:
Interest on long-term debt	8,743			8,743			8,743
Allowance for borrowed funds used during construction	255			255	330	m	585
Other interest expense	1,234			1,234	(3,494)	n	(2,260)
Net interest charges	10,232	-		10,232	(3,164)		7,068

NET INCOME	8,041	(1,519)		6,522	19,953		26,475

PREFERRED STOCK DIVIDEND REQUIREMENTS	4,422			4,422			4,422

EARNINGS ON COMMON STOCK	$3,619	$(1,519)		$2,100	$19,953		$22,053

PENNSYLVANIA POWER COMPANY

PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
for the year ended December 31, 2004
(Unaudited)
		Non-Nuclear			Nuclear
	As Reported	Adjustments		Pro Forma	Adjustments		Pro Forma
	(In thousands)

OPERATING REVENUES	$549,121	$(20,256)	a	$528,865	$(177,285)	e	$351,580

OPERATING EXPENSES AND TAXES:
Fuel	22,894			22,894	(22,865)	f	29
Purchased power	181,031			181,031			181,031
Nuclear operating costs	106,659			106,659	(106,659)	g	-
Other operating costs	51,180			51,180			51,180
Provision for depreciation	14,134	(4,335)	b	9,799	(1,741)	h	8,058
Amortization of regulatory assets	40,012			40,012			40,012
General taxes	23,607	(742)	c	22,865	(1,395)	i	21,470
Income taxes	48,824	(6,293)	p	42,531	(18,920)	p	23,611
Total operating expenses and taxes	488,341	(11,370)		476,971	(151,580)		325,391

OPERATING INCOME	60,780	(8,886)		51,894	(25,705)		26,189

OTHER INCOME (net of income taxes)	3,464	2,752	d	6,216	2,503	k	8,719

NET INTEREST CHARGES:
Interest on long-term debt	8,250			8,250	(3,155)	l	5,095
Allowance for borrowed funds used during construction	(4,563)			(4,563)	4,164	m	(399)
Other interest expense	1,481			1,481			1,481
Net interest charges	5,168	-		5,168	1,009		6,177

NET INCOME	59,076	(6,134)		52,942	(24,211)		28,731

PREFERRED STOCK DIVIDEND REQUIREMENTS	2,560			2,560			2,560

EARNINGS ON COMMON STOCK	$56,516	$(6,134)		$50,382	$(24,211)		$26,171

PENNSYLVANIA POWER COMPANY

PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
for the six month period ended June 30, 2005
(Unaudited)
		Non-Nuclear			Nuclear
	As Reported	Adjustments		Pro Forma	Adjustments		Pro Forma
	(In thousands)

OPERATING REVENUES	$268,766	$(10,068)	a	$258,698	$(76,107)	e	$182,591

OPERATING EXPENSES AND TAXES:
Fuel	11,146			11,146	(11,132)	f	14
Purchased power	89,706			89,706			89,706
Nuclear operating costs	39,713			39,713	(39,713)	g	0
Other operating costs	29,511			29,511			29,511
Provision for depreciation	7,504	(1,803)	b	5,701	(1,073)	h	4,628
Amortization of regulatory assets	19,715			19,715			19,715
General taxes	12,916	(311)	c	12,605	(560)	i	12,045
Income taxes	25,653	(3,298)	p	22,355	(10,271)	p	12,084
Total operating expenses and taxes	235,864	(5,412)		230,452	(62,749)		167,703

OPERATING INCOME	32,902	(4,656)		28,246	(13,358)		14,888

OTHER INCOME (net of income taxes)	74	1,376	d	1,450	1,252	k	2,702

NET INTEREST CHARGES:
Interest on long-term debt	5,106			5,106	(1,578)	l	3,528
Allowance for borrowed funds used during construction	(2,843)			(2,843)	2,722	m	(121)
Other interest expense	-			-			-
Subsidiary's preferred stock dividend requirements	-			-			-
Net interest charges	2,263	-		2,263	1,144		3,407

NET INCOME	30,713	(3,280)		27,433	(13,250)		14,183

PREFERRED STOCK DIVIDEND REQUIREMENTS	1,378			1,378			1,378

EARNINGS ON COMMON STOCK	$29,335	$(3,280)		$26,055	$(13,250)		$12,805

Combined Explanatory Notes for the Pro Forma Consolidated Balance Sheets

a.	The transfer of non-nuclear generation plant in service to FGCO.
b.	The transfer of the accumulated provision for depreciation on non-nuclear plant in service to FGCO.
c.	The transfer of non-nuclear plant construction work in progress to FGCO.
d.	The establishment of an associated company note receivable as consideration for the purchased assets and assumption of liabilities.
e.	The transfer of other property and investments related to non-nuclear plant assets to FGCO.
f.	The transfer of working cash funds used for expense advances at certain non-nuclear generation facilities to FGCO.
g.	The transfer of materials and supplies for non-nuclear generation plant to FGCO.
h.	The transfer of deferred property tax charges for non-nuclear generation plant to FGCO.
i.	The distribution of the nuclear net assets spin as a dividend to the respective parent company.
j.	To record in other paid-in capital the difference between the net book value and the purchase price, pursuant to the purchase option in the Master Lease, for the non-nuclear generation assets.
k.	The transfer of unrealized gains and losses on decommissioning trust investments recorded as other comprehensive income to NGC.
l.	The use of proceeds from the nuclear asset transfer to reduce associated company money pool debt.
m.	The transfer of accumulated deferred income taxes for non-nuclear generation plant to FGCO.
n.	The transfer of accumulated deferred investment tax credits for non-nuclear generation plant to FGCO.
o.	The transfer of asset retirement obligations related to the non-nuclear generation plants to FGCO.
p.	The transfer of deferred property taxes and accumulated deferred investment tax credits for non-nuclear generation plant to FGCO.
q.	The transfer of nuclear plant in service and nuclear fuel in service to NGC.
r.	The transfer of the accumulated provision for depreciation and amortization for nuclear plant in service and nuclear fuel in service to NGC.
s.	The transfer of nuclear plant construction work in progress to NGC.
t.	The transfer of nuclear fuel construction work in progress to NGC.
u.	The transfer of nuclear plant decommissioning trusts to NGC.
v.	The establishment of a parent company investment in NGC.
w.	The transfer of materials and supplies for nuclear plant to NGC.
x.	The reclassification of regulatory liabilities to regulatory assets related to the nuclear decommissioning trusts top-off.
y.	The transfer of property taxes for nuclear generation plant to NGC.
z.	The transfer of unamortized debt expense related to the pollution control revenue bonds transferred to NGC.
aa.	The transfer of other deferred charges for nuclear plant to NGC.
bb.	The reclassification of the nuclear decommissioning trusts top-off liability to an associated company note payable.
cc.	The transfer of the long-term portion of pollution control revenue bonds related to nuclear generation plant to NGC.
dd.	The transfer of the current portion of pollution control revenue bonds related to nuclear generation plant to NGC.
ee.	The establishment of notes payable to associated companies to reflect the net liabilities transferred to NGC.
ff.	The establishment of a nuclear decommissioning trusts top-off liability netted against note payment.
gg.	The transfer of accrued interest for debt related to nuclear generation plant to NGC.
hh.	The transfer of other current liabilities related to nuclear generation plant to NGC.
ii.	The transfer of accumulated deferred income taxes for nuclear generation plant to NGC.
jj.	The transfer of accumulated deferred investment tax credits for nuclear generation plant to NGC.
kk.	The transfer of asset retirement obligations related to the nuclear generation plants to NGC.
ll.	The transfer of other non-current liabilities related to nuclear generation plant to NGC.

OHIO EDISON COMPANY
PRO FORMA CONSOLIDATED BALANCE SHEETS
As of June 30, 2005
(Unaudited)
							Transfer
		Non-nuclear			Nuclear		Investment in
	As Reported	Adjustments		Pro Forma	Adjustments		Subsidiary		Pro Forma

	(In thousands)
ASSETS
UTILITY PLANT:
In service	$5,553,362	$(2,254,640)	a	$3,298,722	$(892,504)	q			$2,406,218
Less-Accumulated provision for depreciation	2,770,924	(1,316,543)	b	1,454,381	(486,245)	r			968,136
	2,782,438	(938,097)		1,844,341	(406,259)		-		1,438,082
Construction work in progress-									-
Electric plant	226,124	(344)	c	225,780	(205,523)	s			20,257
Nuclear Fuel	-			-					-
	226,124	(344)		225,780	(205,523)		-		20,257
	3,008,562	(938,441)		2,070,121	(611,782)		-		1,458,339
OTHER PROPERTY AND INVESTMENTS:									-
Investment in lease obligation bonds	341,582			341,582					341,582
Nuclear plant decommissioning trusts	447,649			447,649	(352,306)	u			95,343
Long-term notes receivable from associated companies	207,430	1,159,779	d	1,367,209	489,994	d			1,857,203
Other	45,394	(243)	e	45,151	78,410	v	(78,410)	i	45,151
	1,042,055	1,159,536		2,201,591	216,098		(78,410)		2,339,279
CURRENT ASSETS:									-
Cash and cash equivalents	1,283	(24)	f	1,259					1,259
Receivables-									-
Customers	282,283			282,283					282,283
Associated companies	167,260			167,260					167,260
Other	10,549			10,549					10,549
Notes receivable from associated companies	598,151			598,151					598,151
Materials and supplies, at average cost	108,221	(18,481)	g	89,740	(89,740)	w			-
Prepayments and other	20,324			20,324					20,324
	1,188,071	(18,505)		1,169,566	(89,740)		-		1,079,826
DEFERRED CHARGES:									-
Regulatory assets	935,223			935,223	64,561	x			999,784
Property taxes	61,419	(2,535)	h	58,884	(3,967)	y			54,917
Unamortized sale and leaseback costs	57,670			57,670					57,670
Other	67,867			67,867	(5,575)	z,aa			62,292
	1,122,179	(2,535)		1,119,644	55,019				1,174,663
	$6,360,867	$200,055		$6,560,922	$(430,405)		$(78,410)		$6,052,107
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
Common stockholder's equity-
Common stock, without par value	$2,099,089	$167,038	j	$2,266,127	$(10)		$-		$2,266,117
Accumulated other comprehensive loss	(57,125)			(57,125)	(9,012)	k			(66,137)
Retained earnings	367,734			367,734			(78,410)	i	289,324
Total common stockholder's equity	2,409,698	167,038		2,576,736	(9,022)		(78,410)		2,489,304
Preferred stock	60,965			60,965					60,965
Preferred stock of consolidated subsidiary	14,105			14,105					14,105
Long-term debt and other long-term obligations	1,104,584			1,104,584	(239,631)	cc			864,953
	3,589,352	167,038		3,756,390	(248,653)		(78,410)		3,429,327
CURRENT LIABILITIES:
Currently payable long-term debt	289,215			289,215	(15,500)	dd			273,715
Short-term borrowings-
Associated companies	82,389			82,389	141,995	ee			224,384
Other	143,912			143,912					143,912
Accounts payable-
Associated companies	100,452			100,452					100,452
Other	12,824			12,824					12,824
Notes payable to associated companies	-
Accrued taxes	172,478			172,478					172,478
Accrued interest	11,201			11,201	(1,002)	gg			10,199
Other	73,344			73,344	(4,171)	hh			69,173
	885,815	-		885,815	121,322		-		1,007,137
NONCURRENT LIABILITIES:
Accumulated deferred income taxes	724,040	68,328	m	792,368	(21,678)	ii			770,690
Accumulated deferred investment tax credits	55,800	(23,326)	n	32,474	(65)	jj			32,409
Asset retirement obligation	350,387	(9,096)	o	341,291	(275,525)	kk			65,766
Retirement benefits	314,543			314,543	-				314,543
Other	440,930	(2,889)	h	438,041	(5,806)	y, ll			432,235
	1,885,700	33,017		1,918,717	(303,074)		-		1,615,643
COMMITMENTS AND CONTINGENCIES
	$6,360,867	$200,055		$6,560,922	$(430,405)		$(78,410)		$6,052,107

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
PRO FORMA CONSOLIDATED BALANCE SHEETS
as of June 30, 2005
(Unaudited)

		Non-nuclear			Nuclear
	As Reported	Adjustments		Pro Forma	Adjustments		Pro Forma
ASSETS
	(In thousands)
UTILITY PLANT:
In service	$4,497,877	$(1,250,234)	a	$3,247,643	$(1,242,239)	q	$2,005,404
Less-Accumulated provision for depreciation	2,000,871	(827,608)	b	1,173,263	(408,998)	r	764,265
	2,497,006	(422,626)		2,074,380	(833,241)		1,241,139
Construction work in progress-
Electric plant	79,897	(4,772)	c	75,125	(51,078)	s	24,047
Nuclear fuel	4,330			4,330	(4,330)	t	-
	84,227	(4,772)		79,455	(55,408)		24,047
	2,581,233	(427,398)		2,153,835	(888,649)		1,265,186
OTHER PROPERTY AND INVESTMENTS:
Investment in lessor notes	564,172			564,172			564,172
Nuclear plant decommissioning trusts	401,610			401,610	(401,610)	u	-
Long-term notes receivable from associated companies	7,546	416,762	d	424,308	576,713	d	1,001,021
Other	15,945	(5,176)	e	10,769			10,769
	989,273	411,586		1,400,859	175,103		1,575,962
CURRENT ASSETS:
Cash and cash equivalents	207			207			207
Receivables-
Customers	255,422			255,422			255,422
Associated companies	29,279			29,279			29,279
Other	11,109			11,109			11,109
Notes receivable from associated companies	23,537			23,537			23,537
Materials and supplies, at average cost	87,713	(27,278)	g	60,435	(60,435)	w	-
Prepayments and other	1,948			1,948			1,948
	409,215	(27,278)		381,937	(60,435)		321,502
DEFERRED CHARGES:
Goodwill	1,693,629			1,693,629			1,693,629
Regulatory assets	902,137			902,137			902,137
Property taxes	77,792	(7,088)	h	70,704	(9,591)	y	61,113
Other	36,471			36,471			36,471
	2,710,029	(7,088)		2,702,941	(9,591)		2,693,350
	$6,689,750	$(50,178)		$6,639,572	$(783,572)		$5,856,000
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
Common stockholder's equity-
Common stock, without par value	$1,356,983	$-		$1,356,983	$-		$1,356,983
Other paid-in capital	-	(19,410)	j	(19,410)			(19,410)
Accumulated other comprehensive income	16,212			16,212	(37,963)	k	(21,751)
Retained earnings	480,957			480,957			480,957
Total common stockholder's equity	1,854,152	(19,410)		1,834,742	(37,963)		1,796,779
Long-term debt and other long-term obligations	1,948,083			1,948,083			1,948,083
	3,802,235	(19,410)		3,782,825	(37,963)		3,744,862
CURRENT LIABILITIES:
Currently payable long-term debt	75,694			75,694			75,694
Short-term borrowings-
Associated companies	404,290			404,290	(404,290)	l	-
Other	155,000			155,000			155,000
Accounts payable-
Associated companies	191,959			191,959			191,959
Other	5,733			5,733			5,733
Accrued taxes	122,675			122,675			122,675
Accrued interest	21,782			21,782			21,782
Lease market valuation liability	60,200			60,200			60,200
Other	43,841			43,841	(1,500)	hh	42,341
	1,081,174	-		1,081,174	(405,790)		675,384
NONCURRENT LIABILITIES:
Accumulated deferred income taxes	543,554	223	m	543,777	(33,866)	ii	509,911
Accumulated deferred investment tax credits	58,241	(21,151)	n	37,090	(18,908)	jj	18,182
Asset retirement obligation	281,206	(2,752)	o	278,454	(277,454)	kk	1,000
Retirement benefits	84,428			84,428			84,428
Lease market valuation liability	638,100			638,100			638,100
Other	200,812	(7,088)	h	193,724	(9,591)	y	184,133
	1,806,341	(30,768)		1,775,573	(339,819)		1,435,754
COMMITMENTS AND CONTINGENCIES
	$6,689,750	$(50,178)		$6,639,572	$(783,572)		$5,856,000

THE TOLEDO EDISON COMPANY
PRO FORMA CONSOLIDATED BALANCE SHEETS
as of June 30, 2005
(Unaudited)

		Non-nuclear			Nuclear
	As Reported	Adjustments		Pro Forma	Adjustments		Pro Forma
ASSETS
	(In thousands)
UTILITY PLANT:
In service	$1,902,930	$(250,831)	a	$1,652,099	$(833,174)	q	$818,925
Less-Accumulated provision for depreciation	802,653	(179,882)	b	622,771	(261,751)	r	361,020
	1,100,277	(70,949)		1,029,328	(571,423)		457,905
Construction work in progress-
Electric plant	52,465	(2,688)	c	49,777	(40,953)	s	8,824
Nuclear Fuel	4,063			4,063	(4,063)	t	-
	56,528	(2,688)		53,840	(45,016)		8,824
	1,156,805	(73,637)		1,083,168	(616,439)		466,729
OTHER PROPERTY AND INVESTMENTS:
Investment in lessor notes	178,797			178,797			178,797
Nuclear plant decommissioning trusts	315,142			315,142	(260,657)	u	54,485
Long-term notes receivable from associated companies	40,014	102,557	d	142,571	439,535	d	582,106
Other	1,784	(156)	e	1,628			1,628
	535,737	102,401		638,138	178,878		817,016
CURRENT ASSETS:
Cash and cash equivalents	15	(3)	f	12			12
Receivables-
Customers	2,105			2,105			2,105
Associated companies	19,373			19,373			19,373
Other	3,182			3,182			3,182
Notes receivable from associated companies	16,099			16,099			16,099
Materials and supplies, at average cost	46,192	(4,936)	g	41,256	(41,256)	w	-
Prepayments and other	742			742			742
	87,708	(4,939)		82,769	(41,256)		41,513
DEFERRED CHARGES:
Regulatory assets	504,522			504,522			504,522
Goodwill	330,192			330,192			330,192
Property taxes	24,100	(2,535)	h	21,565	(3,967)	y	17,598
Other	39,189			39,189			39,189
	898,003	(2,535)		895,468	(3,967)		891,501
	$2,678,253	$21,290		$2,699,543	$(482,784)		$2,216,759
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
Common stockholder's equity-
Common stock, $5 par value	$195,670			$195,670			$195,670
Other paid-in capital	428,566	22,061	j	450,627			450,627
Accumulated other comprehensive income	18,646			18,646	(23,073)	k	(4,427)
Retained earnings	184,678			184,678			184,678
Total common stockholder's equity	827,560	22,061		849,621	(23,073)		826,548
Preferred stock not subject to mandatory redemption	126,000			126,000			126,000
Long-term debt	296,482			296,482			296,482
	1,250,042	22,061		1,272,103	(23,073)		1,249,030
CURRENT LIABILITIES:
Currently payable long-term debt	90,950			90,950			90,950
Short-term borrowings
Accounts payable-
Associated companies	34,806			34,806			34,806
Other	3,117			3,117			3,117
Notes payable to associated companies	333,136			333,136	(250,000)	l	83,136
Accrued taxes	57,466			57,466			57,466
Lease market valuation liability	24,600			24,600			24,600
Other	25,802			25,802	(1,125)	hh	24,677
	569,877	-		569,877	(251,125)		318,752
NONCURRENT LIABILITIES:
Accumulated deferred income taxes	235,448	10,233	m	245,681	(22,571)	ii	223,110
Accumulated deferred investment tax credits	24,024	(6,813)	n	17,211	(9,211)	jj	8,000
Retirement benefits	41,464			41,464			41,464
Asset retirement obligation	200,867	(1,656)	o	199,211	(172,837)	kk	26,374
Lease market valuation liability	255,700			255,700			255,700
Other	100,831	(2,535)	h	98,296	(3,967)	y	94,329
	858,334	(771)		857,563	(208,586)		648,977
COMMITMENTS AND CONTINGENCIES
	$2,678,253	$21,290		$2,699,543	$(482,784)		$2,216,759

PENNSYLVANIA POWER COMPANY
PRO FORMA CONSOLIDATED BALANCE SHEETS
as of June 30, 2005
(Unaudited)
							Transfer
		Non-nuclear			Nuclear		Investment
	As Reported	Adjustments		Pro Forma	Adjustments		in Subsidiary		Pro Forma

	(In thousands)
ASSETS
UTILITY PLANT:
In service	$892,826	$(253,637)	a	$639,189	$(287,885)	q	$-		$351,304
Less-Accumulated provision for depreciation	371,569	(129,881)	b	241,688	(116,479)	r			125,209
	521,257	(123,756)		397,501	(171,406)		-		226,095
Construction work in progress-
Electric plant	122,232	(86)	c	122,146	(119,325)	s			2,821
Nuclear Fuel	-			-	-				-
	122,232	(86)		122,146	(119,325)		-		2,821
	643,489	(123,842)		519,647	(290,731)		-		228,916
OTHER PROPERTY AND INVESTMENTS:
Nuclear plant decommissioning trusts	144,704			144,704	(144,704)	u			-
Long-term notes receivable from associated companies	32,795	125,047	d	157,842	162,436	d			320,278
Other	526	(240)	e	286	78,410	v	(78,410)	i	286
	178,025	124,807		302,832	96,142		(78,410)		320,564
CURRENT ASSETS:
Cash and cash equivalents	24	(23)	f	1					1
Notes receivable from associated companies	448			448					448
Receivables-
Customers	46,545			46,545					46,545
Associated companies	10,632			10,632					10,632
Other	939			939					939
Materials and supplies, at average cost	38,729	(1,515)	g	37,214	(37,214)	w			-
Prepayments and other	17,184			17,184					17,184
	114,501	(1,538)		112,963	(37,214)		-		75,749
DEFERRED CHARGES:
Regulatory assets	-			-	27,673	x			27,673
Other	9,915			9,915	(2,296)	aa			7,619
	9,915	-		9,915	25,377		-		35,292
	$945,930	$(573)		$945,357	$(206,426)		$(78,410)		$660,521
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
Common stockholder's equity-

Common stock, $30 par value	$188,700	$-		$188,700	$-		$-		$188,700
Other paid-in capital	65,035	1,655	j	66,690					66,690
Accumulated other comprehensive loss	(13,706)			(13,706)					(13,706)
Retained earnings	109,030			109,030			(78,410)	i	30,620
Total common stockholder's equity	349,059	1,655		350,714	-		(78,410)		272,304
Preferred stock not subject to mandatory redemption	14,105			14,105					14,105
Long-term debt and other long-term obligations	121,167			121,167	(53,431)	cc			67,736
	484,331	1,655		485,986	(53,431)		(78,410)		354,145
CURRENT LIABILITIES:
Currently payable long-term debt	25,774			25,774	(10,300)	dd			15,474
Short-term borrowings-
Associated companies	25,597			25,597	44,561	ff			70,158
Other	20,000			20,000					20,000
Accounts payable-
Associated companies	25,282			25,282					25,282
Other	2,627			2,627					2,627
Accrued taxes	26,158			26,158					26,158
Accrued interest	1,988			1,988	(845)	gg			1,143
Other	8,712			8,712					8,712
	136,138	-		136,138	33,416		-		169,554
NONCURRENT LIABILITIES:
Accumulated deferred income taxes	84,400	729	m	85,129	(7,024)	ii			78,105
Asset retirement obligation	142,872	(2,212)	o	140,660	(140,660)	kk			-
Retirement benefits	50,697			50,697					50,697
Regulatory liabilities	36,888			36,888	(36,888)	bb			-
Other	10,604	(745)	p	9,859	(1,839)	ll			8,020
	325,461	(2,228)		323,233	(186,411)		-		136,822
COMMITMENTS AND CONTINGENCIES
	$945,930	$(573)		$945,357	$(206,426)		$(78,410)		$660,521

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements typically contain, but are not limited to, the terms "anticipate", "potential", "expect", "believe", "estimate" and similar words. Actual results may differ materially due to the speed and nature of increased competition and deregulation in the electric utility industry, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices, replacement power costs being higher than anticipated or inadequately hedged, the continued ability of our regulated utilities to collect transition and other charges, maintenance costs being higher than anticipated, legislative and regulatory changes (including revised environmental requirements), the uncertainty of the timing and amounts of the capital expenditures (including that such amounts could be higher than anticipated) or levels of emission reductions related to the settlement agreement resolving the New Source Review litigation, adverse regulatory or legal decisions and outcomes (including, but not limited to, the revocation of necessary licenses or operating permits, fines or other enforcement actions and remedies) of government investigations and oversight, including by the Securities and Exchange Commission, the United States Attorney’s Office and the Nuclear Regulatory Commission as disclosed in the registrants’ Securities and Exchange Commission filings, generally, and with respect to the Davis-Besse Nuclear Power Station outage and heightened scrutiny at the Perry Nuclear Power Plant in particular, the availability and cost of capital, the continuing availability and operation of generating units, the ability of generating units to continue to operate at, or near full capacity, the inability to accomplish or realize anticipated benefits of strategic goals (including the proposed transfer of nuclear generation assets), the ability to improve electric commodity margins and to experience growth in the distribution business, any decision of the Pennsylvania Public Utility Commission regarding the plan filed by Penn on October 11, 2005 to secure electricity supply for its customers at a set rate, the ability to access the public securities and other capital markets, the outcome, cost and other effects of present and potential legal and administrative proceedings and claims related to the August 14, 2003 regional power outage, the final outcome in the proceeding related to FirstEnergy's Application for a Rate Stabilization Plan (RSP) in Ohio, specifically, the Public Utilities Commission of Ohio's acceptance of the September 9, 2005 proposed supplement to the RSP, the risks and other factors discussed from time to time in the registrants' Securities and Exchange Commission filings, and other similar factors. Dividends from time to time during any annual period may in aggregate vary from the indicated amounts due to circumstances considered by the Board at the time of the actual declarations. The registrants expressly disclaim any current intention to update any forward-looking statements contained in this document as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

October 24, 2005

FIRSTENERGY CORP.
Registrant

OHIO EDISON COMPANY
Registrant

THE CLEVELAND ELECTRIC
ILLUMINATING COMPANY
Registrant

THE TOLEDO EDISON COMPANY
Registrant

PENNSYLVANIA POWER COMPANY
Registrant

_____       /s/__Harvey L. Wagner______________
                                                                   Harvey L. Wagner
                                        Vice President, Controller and
                                          Chief Accounting Officer